UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2014 (October 29, 2014)

CASTLE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	33-37809-NY	77-0121957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 East Sunrise Highway, Suite 311, Freeport, NY 11520

(Address of principal executive offices)

(516) 378-1000

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On October 29, 2014, Castle Holding Corp. (“CHOD”) executed a Distribution Agreement (attached hereto as Exhibit 99.3) with its wholly-owned subsidiary Castle Advisors Inc. (“CAI”).

The Distribution Agreement provides for the spin-off of all of the CAI shares owned by CHOD to CHOD’s common stockholders of record at the close of business on November 10, 2014.

At September 30, 2014, CAI had cash and cash equivalents of $20,000, liabilities of $29, and  stockholders’ equity of $19,971. For the year ended September 30, 2014, CAI had consulting fee revenue of $20,000 and net income of $19,962.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired: N/A.

(b) Pro Forma financial information: N/A.

(c) Exhibits:

Distribution Agreement (Exhibit 99.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE HOLDING CORP.

Dated: October 29, 2014	By	/s/ George R. Hebert
George R. Hebert
President and Chief Executive Officer